FTXX986962 | VGOF-P1

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JULY 21, 2022

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

OF EACH FUND LISTED IN SCHEDULE A

At a meeting held on June 30, 2022, the applicable shareholders approved the reorganization of the BrandywineGLOBAL — Dynamic US Large Cap Value Fund and the Martin Currie International Sustainable Equity Fund (collectively, the “Mutual Funds”) into the BrandywineGLOBAL Dynamic US Large Cap Value ETF and the Martin Currie International Sustainable Equity ETF, respectively (collectively, the “ETFs”), each a newly-organized series of the Franklin Templeton ETF Trust, pursuant to an Agreement and Plan of Reorganization. The reorganization of each Mutual Fund will consist of (1) the transfer of substantially all of the Mutual Fund’s assets, subject to its liabilities, to the corresponding ETF in exchange for shares of the ETF; and (2) the distribution of the ETF shares to the Mutual Fund shareholders in complete liquidation of the Mutual Fund.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

BrandywineGLOBAL — Dynamic US Large Cap Value Fund	January 28, 2022
Martin Currie International Sustainable Equity Fund	September 30, 2021

Please retain this supplement for future reference.